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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934
         Date of Report (Date of earliest event reported): July 30, 2007

                         VISUAL MANAGEMENT SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)

         NEVADA                      333-133936               68-0634458
(State or other jurisdiction   (Commission File Number)     (IRS Employer
     of incorporation)                                    Identification Number)

                       1000 INDUSTRIAL WAY NORTH, SUITE C
                          TOMS RIVER, NEW JERSEY 08755
          (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code: (732) 281-1355

          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))

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ITEM 4.01   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

        Effective July 30, 2007, Visual Management Systems, Inc. (the "Registrant") replaced its independent auditor, Manning Elliott LLP ("Manning Elliott").

        Manning Elliott's reports on the Registrant's financial statements for the year ended February 28, 2007 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

        The decision to change accountants was approved by the Registrant's Board of Directors.

        During the two most recent fiscal years and the subsequent interim period through July 30, 2007, there were no disagreements between the Registrant and Manning Elliott on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Manning Elliott, would have caused Manning Elliott to make reference to the subject matter of the disagreements in connection with their reports on the financial statements for such periods.

        On July 30, 2007, the Registrant appointed Sobel & Co., LLC ("Sobel & Co.") as the Registrant's independent accountant. The decision to appoint Sobel & Co. was approved by the Registrant's Board of Directors.

        During the Registrant's two most recent fiscal years and any subsequent interim period prior to the engagement of Sobel & Co., neither the Registrant nor anyone on the Registrant's behalf consulted with Sobel & Co. regarding either (i) the application of accounting principles to a specified transaction, either contemplated or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements or (ii) any matter that was the subject of a "disagreement" as such term is described in Regulation S-B,
Item 304 (a) (1) (iv).

        The Registrant has provided Manning Elliott with a copy of this Report before its filing with the Securities and Exchange Commission. The Registrant has requested Manning Elliott to furnish the Registrant with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Registrant in this Report and, if not, stating the respects in which it does not agree. A copy of Manning Elliott's letter stating that it agrees with the statements made with respect to it is filed as Exhibit
16.1 to this report.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTOR; APPOINTMENT OF PRINCIPAL OF OFFICERS

        On July 30, 2007, the Board of Directors of the Registrant appointed each of Robert Moe and Martin McFeely as Directors. Mr. Moe is the founder and Chief Executive Officer of RAM Capital Corp., an investment banking firm specializing in providing industry specific financial and operational advisory services to companies seeking to implement and finance high-growth strategies. Mr. Moe has been appointed Chairman of the Compensation Committee of the Registrant's Board of Directors.

        Mr. McFeely is the Chief Financial Officer of Quick Service Management, Inc., the parent company of El Rancho Foods, the operator of approximately 89 Taco Bell and other

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franchises and a customer of the Registrant. The Registrant has installed its systems at approximately 80 El Rancho locations. During the year ended December 31, 2006, the Registrant's total revenues from Quick Service Management, Inc. were $187,014. Mr. McFeely has been appointed to the Audit Committees of the Registrant's Board of Directors.

Item 9.01   FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits

16.1 Letter of Manning Elliott LLP dated August 3, 2007

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           Visual Management Systems, Inc.
                                           -------------------------------
                                           (Registrant)


                                      By:  /s/ Jason Gonzalez
                                           -------------------------------
                                    Name:  Jason Gonzalez
                                   Title:  President and Chief Executive Officer

Dated:  August 3, 2007




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